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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            ------------------------

Date of Report (Date of earliest event reported):  March 29, 2001

                                 IMMUNOGEN, INC.
             (Exact name of registrant as specified in its Charter)

Massachusetts                      0-17999                04-2726691
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation)                 File Number)         Identification No.)


            128 Sidney Street, Cambridge, Massachusetts               02139
               (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (617) 995-2500




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ITEM 5. OTHER EVENTS

On March 29, 2001, ImmunoGen, Inc. ("ImmunoGen") and Raven Biotechnologies, Inc. ("Raven")announced their target and antibody discovery collaboration in ovarian cancer. The press release announcing the collaboration is incorporated herein by reference and filed as Exhibit 99.1 hereto.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

99.1     The Registrant's Press Release dated March 29, 2001.




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                                ImmunoGen, Inc.
                                                (Registrant)




Date:    March 29, 2001                         /s/ GREGG D. BELOFF
                                                --------------------------------
                                                    Gregg D. Beloff
                                                    Vice President and
                                                 Chief Financial Officer